2007 Global Property CEO Conference March 2007 Foundation of the Digital World Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the
Software as a Service (SaaS) and e-commerce market, the digital communication and distribution market, and the data storage market, online advertising, the market effects of regulatory requirements, the disaster recovery market, estimates of sufficiency of power and cooling in existing datacenters, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially.
Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended
December 31, 2006 and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
Tenants consist of leading global
companies diversified across various
industries
Own 63 properties comprising 11.7
million rentable sq ft which includes
1.5 million sq ft of space held for
redevelopment
(1)
Portfolio occupancy of 95.0% and
“same store” occupancy of 97.0%
(2)
Assets strategically located in 25 top
technology markets throughout North
America and Europe
DLR is a leading institutional owner focused on mission critical technology properties throughout North America and Europe
4025 Midway Road
Dallas, TX
(1) Includes property acquisitions as of March 1, 2007
(2) Occupancy is as of December 31, 2006, net of redevelopment space.

DLR investment highlights
Specialized focus in dynamic and
growing industries
High quality portfolio that is difficult to
replicate
Proven track record of creating
shareholder value
Conservative and flexible capital
structure
Industry leading domestic and
international datacenter development
and critical facilities management
capabilities
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Between $500 and $1000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls

DLR REGIONAL OFFICE
DLR MARKET
SEATTLE
SACRAMENTO
SAN FRANCISCO
SILICON VALLEY
LOS ANGELES
PHOENIX
DENVER
ST. PAUL
CHICAGO
DALLAS
AUSTIN
HOUSTON
ATLANTA
MIAMI
CHARLOTTE
NORTHERN VIRGINIA
PHILADELPHIA
NEW YORK METRO
BOSTON
TORONTO
DUBLIN
LONDON
AMSTERDAM
PARIS
GENEVA

Digital Realty Trust

DLR presence in 25 top markets
(1)
11,736,000 84 63 Total
866,000 10 8 International
10,879,000 74 55 Domestic
Total Rentable
Square Feet
# of Buildings # of Properties
(1) Includes  properties owned as of March 1, 2007

UBS	bp	verizon	YAHOO!	Infosys
JPMorganChase	TOYOTA	at&t	ebay	AMD
cme Chicago Mercantile Exchange	LYONDELL	T-Systems	Microsoft	CSC EXPERIENCE. RESULTS.
FIDELITY NATIONAL FINANCIAL	PETSMART	Qwest	Google	hp

DIGITAL REALTY TRUST

DLR properties serve a variety of industry verticals
DLR offers corporate enterprise tenants, IT service providers, and network carriers flexible, cost-effective and reliable datacenter solutions
Technology
Internet
Enterprise
Communications
Manufacturing/
Energy/Retail
Financial

DLR is unique in its focus on technology properties
Corporate Datacenters
– Storage/server intensive buildings
– Provide a secure 24x7 environment
for the storage and processing of
mission-critical electronic
information
– Used to house primary IT
operations: transaction processing,
data storage, disaster recovery,
CRM and email
Internet Gateways
– Internet and telecom network
intensive buildings
– Serve as the hub for Internet and
data communications within and
between major metropolitan areas
– Market-dominant position in their
respective MSAs
– Frequently serve as a super-
regional connection point with
multiple anchor tenants
Internet
Gateways
37%
Non
Technical
12%
Corporate
Datacenters
51%
(1)  Calculated based on average annualized GAAP rents using in place leases as of December 31, 2006.
Portfolio Distribution
(1)

Strong trends drive sustained demand for DLR space
Other Growth Drivers
By 2008, 50% of existing
corporate data centers will
have insufficient power and
cooling capacity to meet the
demands of high-density
equipment
(4)
Increased federal regulatory
and legislative requirements for
business continuity and
records retention
Disaster Recovery initiatives
prioritized as a result of
Hurricanes Katrina and Rita
HIPAA patient records security
and retention regulations
Significant growth in online
advertising: up 30% in 2006;
expected 19% increase in
2007
(5)
U.S. e-commerce spending
increased 24% during 2006
(6)
(1)
(2)
(3)
Primary Drivers – Estimated Annual Growth Rates
(1) Gartner (May 2006) estimated growth in Software as a Service (SaaS) from 2006 to 2009
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009
(3) Wall Street Journal estimate of corporate data storage capacity growth
(4) Gartner 25th
Annual Datacenter Conference 2006
(5) eMarketer.com, February 2007
(6) comScore Networks, 2007
73%
60%
57%
20
40
60
80
SaaS Digital
Communication
& Distribution
Data Storage
100%
0%

0%
10%
20%
30%
40%
50%
60%
70%
80%
1Q02 4Q02 3Q03 2Q04 1Q05 4Q05 3Q06
$0
$100
$200
$300
$400
$500
$600
Source:
Estimated based on reported cabinet (available and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of December 31, 2006.  Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization
Bill rates and utilization rates are escalating
Revenue PSF Utilization Rate
Revenue PSF (Utilized)
$518 psf
Revenue PSF (Total)
$148 psf
Utilization Rate
29%
$542 psf
$360 psf
69%

10 DLR offers sustained growth Acquisitions Leasing of Turn-Key Datacenter™ Space Redevelopment Inventory DLR growth is derived from three sources

$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$2,066.2
$2,298.7
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006
Proven track record: strong acquisition activity
Since its IPO, DLR has more than doubled its total assets through property acquisitions
Total Undepreciated Assets
($000)

2005, 2006 & YTD 2007 acquisitions
Acquired 40 properties
(1)
totaling over $1.1 billion
Added approximately 6.4 million square feet to total portfolio, including
1.5 million square feet of redevelopment inventory
New markets include:
– Philadelphia
– St. Paul
– Chicago
– Charlotte
– Amsterdam, Netherlands
– Geneva, Switzerland
– Northern Virginia
– Austin
– Dublin, Ireland
– Toronto, Canada
– Houston
– Seattle
– Paris, France
Chicago, Illinois
Paris, France
(1) Includes one property held as an investment in an unconsolidated joint venture

Purchase Total Rentable Net Rentable Redevelopment Occupancy
Property Location Price (M) Sq Ft Sq Ft
(1)
Sq Ft (Net of Redev)
2005 Acquisitions $466 3,490,685   2,658,433     832,252
4025 Midway Road Carrollton, TX 100,590      36,856          63,734              100%
Clonshaugh Industrial Estate Dublin, Ireland 20,000        20,000          -                         100%
Clonshaugh Industrial Estate Dublin, Ireland 2.6 acres -                     -                         N/A
6800 Millcreek Drive Toronto, Canada 83,758        83,758          -                         100%
101 Aquila Way Atlanta 313,581      313,581        -                         100%
12001 North Freeway Houston 300,705      281,426        19,279              98%
14901 FAA Boulevard Dallas 263,700      263,700        -                         100%
120 E. Van Buren Street Phoenix 287,514      206,359        81,155              97%
Gyroscoopweg 2E-2F Amsterdam, Netherlands 55,585        55,585          -                         100%
600 Winter Street Waltham, MA 30,400        30,400          -                         100%
2300 NW 89th Place Miami 64,174        64,174          -                         100%
AboveNet Portfolio
(2)
New York & N. Virginia 119,389      119,389        -                         100%
2055 East Technology Circle Tempe, AZ 76,350        -                     76,350              N/A
2001 Sixth Avenue
(3)
Seattle, WA 389,460      389,460        -                         90%
114 Rue Ambroise Croizat Paris, France
352,146      122,627        229,519            56%
Blanchardstown Corporate Park Dublin, Ireland 120,000      86%
2006 Acquisitions $553 2,577,352   1,987,315     470,037
21110 Ridgetop Circle Sterling, VA 135,000      -                     135,000            100%
3011 Lafayette Street Santa Clara, CA 90,780        90,780          N/A
44470 Chillum Place Ashburn, VA 95,440        -                     95,440              100%
YTD 2007 Acquisitions $74 321,220      90,780          230,440
Total 2005, 2006 & YTD2007 Acquisitions $1,093 6,389,257   4,736,528     1,532,729
(1) Net rentable square feet figures excludes space held for redevelopment.
(2) AboveNet Portfolio includes 1807 Michael Faraday Court, 8100 Boone Boulevard (VA) and 111 Eighth Street (NY).
(3) Held as an investment in an unconsolidated joint venture in which DLR has a 49% interest.
DLR has acquired approximately $1.1 billion in new properties
2005,2006 & YTD 2007 acquisitions

Leasing drives internal growth
DLR commenced 211 leases during 2006, contributing approximately
$30.0 million in annualized GAAP rental revenues
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
(2) Excludes leases for parking garages
$2.7 million $17.00 155,000 33 Non Technical
(2)
$4.8 million $42.00 114,000 5 Redevelopment
$22.6 million $121.00 186,000 173 Datacenter
Annualized
GAAP Rent
Annualized
GAAP Rent PSF
Total SF
Leased
# of Leases Type of Space
DLR executed 231 leases during 2006, contributing approximately $41.2 million in annualized GAAP rental revenues
(1).
In the fourth quarter of 2006 DLR
executed leases for 302,000 sf of datacenter space that will commence in 2007

Same store growth
36,000
37,000
38,000
39,000
40,000
41,000
42,000
43,000
44,000
45,000
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06
93.0%
93.5%
94.0%
94.5%
95.0%
95.5%
96.0%
96.5%
97.0%
97.5%
Quarterly Operating Revenue Occupancy
($000)
Same Store Quarterly Operating
Revenue
(2)
Increase = 11.5%
Same Store Occupancy
(1)
Increase = 250 bps
(1) Same store occupancy excludes redevelopment space until leased
(2) Quarterly operating revenue includes rental and tenant reimbursement revenue.
(3) Calculated based on reported 4Q06 operating revenue of $35,744 less $2,498 straight line rent and less $394k for below/above rent amortization
Fourth quarter 2006 same store cash was $32,852
(3)

Case studies:  DLR’s value-add leasing
(1)  Calculation based on IPO date of November 2004 and actual Net Operating Income (NOI) as of December 31,2006. See page 29 for a discussion of NOI.
350 East Cermak Road 1100 Space Park Drive 200 Paul Avenue
300 Boulevard East
Property Name Location
Acquisition /
IPO Date
% Change in NOI
from later of
Acquisition or
IPO
(1)
200 Paul Avenue San Francisco, CA Nov-04 41.5%
150 South First Street San Jose, CA Sep-04 18.0%
1100 Space Park Drive Santa Clara, CA Nov-04 50.9%
350 East Cermak Road Chicago, IL May-05 18.8%
300 Boulevard East Weehawken, NJ Nov-04 52.5%
150 South First Street

DLR redevelopment inventory
Redevelopment inventory totals 1.5 million
sf of vacant space with potential for up to
1.1 million sf of datacenter:
– Approximately 40% of inventory in
income-producing properties
– Remaining 60% of inventory in 7
recently acquired vacant buildings
Redevelopment costs vary by building
– Base building power, structural
upgrades: $35 - $50 psf
– Custom datacenter:  $350 to $800 psf
(funding available through DLR)
Total capital investment of $312.2 million
(1)
– Approximately $148.9 million invested
in income-producing properties
– Approximately $163.3 million invested
in vacant buildings
(2)
Growth Opportunity
(1) Capital investment as of December 31, 2006
(2) Includes acquisition costs, including vacant Paris building

Redevelopment program progress report
Construction projects underway in 11 U.S. and European markets totaling over
500,000 rentable square feet of Turn-Key Datacenter™
and build-to-suit space
DLR’s
Turn-Key Datacenters™
– Move-in ready, physically secure facilities with redundant power and cooling capabilities
– Measuring 10,000 – 12,000 square feet of raised-floor featuring DLR’s
POD Architecture™
Strong interest from prospective tenants
Stabilized income projected over the next 36 months
Turn-Key Datacenter™
Built-to-suit

DLR’s competitive advantage: Dedicated technical professionals
Staff of over 50 DLR technical professionals:
– IT sales team
Focus on end-user, IT professionals (CIO or CTO)
– Datacenter sales engineers
Provide value engineering and custom design expertise
– Design and construction experts
Disciplined approach to project management
Volume purchase agreements for equipment and services
Best-in-class engineering and contracting
– Datacenter facilities management team
Best-in-class operating policies and procedures
Fully-integrated Building Automation Systems
Global preventative maintenance agreements
Operating scale and process-based approach result in significant cost savings and added value for tenants
DLR possesses the necessary scale to support these specialized professionals

Source:  Independent study by CCG Facilities Integration Inc. based on datacenter projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of datacenter to total building with all cost allocated to raised floor area.
(2) DLR estimate based on Equinix press release dated September 19, 2006
(3) Reflects all owned properties and revised as of February 28, 2007
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 6.1 million sq ft of improved datacenter space
(3)
Cost per Square Foot
Equinix
(2)
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940 $1,250
Base Building
Data Center
Improvements
(1)

2.0%
4.5%
5.4%
9.2%
13.5%
5.6%
6.0%
5.8%
17.5%
7.9%
17.6%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter
DLR’s model features long-term, stable leases
The stability of our long-term leases complements our growth
Note:  Excludes vacant square footage of 0.5 million square feet and 1.6 million square feet of space held for redevelopment as of December 31, 2006
Lease expiration as a percentage of net rentable square feet
11.9% in through 2009
The average lease term is approximately 12 years with 7 years remaining.
Leases typically contain 3% annual rent bumps.

2006 actual results compared to guidance
$552.5 million
9.0% cap rate
(3)
300K @ $91.00 psf
155K @ $17.00 psf
$1.63
Actual 2006
$300 - $400 million
8% to 9% cap rate
(3)
Acquisitions
200K – 300K sf @ $40.00 psf
100K – 125K @ $19.00
Leasing: Datacenter
Non Technical
(2)
$1.57 – $1.59
FFO
(2)
per share
Guidance 2006
(1)
(1) Based on Company guidance updated on December 7, 2006
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 29. For a reconciliation to net income see page 30.
(3) Excludes leases for parking garages
(4) Excludes vacant properties
2006 FFO per diluted share and unit was up 19.0% over 2005; fourth quarter
2006 FFO was $0.48 per share, up 33.0% over fourth quarter 2005.

DLR 2007 guidance
2007 projected funds from operations (FFO) per share guidance:
(1)(2)
$1.85 to $1.95
(1) Based on Company guidance confirmed in our February 28, 2006 conference call.
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 29. For a reconciliation to net income see page 30.
Internal Growth
8.8% to 12.7%
FFO
(2)
Per Share Growth
Leasing
475,000 to  600,000 sq ft of turn-
key & redevelopment space
(gross rent $80 / sq ft)
100,000 to 125,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
Acquisitions
$300 - $400 million
o
$75 million of vacant
for redevelopment
o
$225 to $325 million of
income producing at
an average cap rate of
8.25%
External Growth
4.7% to 6.9%
FFO Per Share Growth
13.5% to 19.6%
Overall FFO Per Share Growth
• Capital Expenditure for redevelopment of $273 million
• Total G&A of $24 million

DLR financial overview
Strong and consistent FFO
(1)
growth
– $1.63 per diluted share and unit for 2006, +19% from 2005
– $0.48 per diluted share and unit for 4Q06, +33% from 4Q05 and +17% from 3Q06
Well supported dividend
– 2.9% yield
(2)
– FFO / AFFO payout ratio of 60% / 99%
(3)
for 4Q06
– Increased quarterly common dividend in 4Q06, +8%
Proven access to capital:  $900.2 million of capital raised in 2006
– Amended credit facility twice
Increased facility size from $350 to $500 million
Changed financial covenants to enhance financial flexibility
Added redevelopment assets to borrowing base to support redevelopment program
– Raised $172.5 million of 4.125% convertible debt
– Completed 10 mortgage financings totaling $349.4 million
– Raised $228.3 million in net proceeds from two common stock offerings
Increased float by 98.3% from 27.4 million to 54.3 million shares of common stock outstanding
(1) FFO and AFFO is a non GAAP financial measure. For a description of FFO and AFFO see page 29.
(2) Based on most recent quarterly dividend annualized.  Dividend yield based on March 1, 2007 closing stock price of $39.12
(3) FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit. AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 29. For a reconciliation to net income see page 30.

SBC

AT&T

at&t

verizon

MCI

verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS

TRANSFORMING INFORMATION TECHNOLOGY

Microsoft

DIGITAL REALTY TRUST

Improving overall credit quality of DLR portfolio
+ =
+ =
Approximately $18 million of base rental income, or over 8% of overall income, has experienced an improvement in credit quality.
(1) As a result of a sublease relationship with Microsoft for 200,000 sq ft of space that is leased directly by Savvis.
(2) On June 30, 2006, SAVVIS completed the exchange of its Series A Preferred stock for 37.4 million shares of common stock.
(1)(2)

($ in billions)
CAGR 76.8%
CAGR 73.7%
At IPO
Dec-05
Dec-06
Current
At IPO
Dec-05
Dec-06
Current
At IPO
Dec-05
Dec-06
Current

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

equinix

Qwest
Spirit of Service®

DIGITAL REALTY TRUST

$0.6
$0.4
$1.8
$2.2
$0.7
$1.2
$2.2
$2.5
$16.3
$15.9
$10.6
$6.1
0.0
2.0
4.0
6.0
8.0
DLR’s top tenants have experienced a robust increase in equity capitalization
(1)
Significant equity capitalization improvement in top tenants
(1) Increase in equity capitalization calculated as of March 1, 2007 from DLR IPO date of November 1, 2004
$18.0
12.0
6.0
2.0
0.0

DLR employs a conservative capital structure
Wtd average cost of debt:
5.87%; approximately 89%
fixed rate debt
(4)
Coverage ratios
(5)
:
– Debt service: 4.0x
– Fixed charge: 2.9X
Periodically refinancing high
cost debt with lower rate,
longer term, fixed rate
financing
No debt maturing through
2009 (assuming extensions)
Total Enterprise Value
(1)
$4,084.3M
Dividend Yield / Rate:    2.9% / $1.145
Total Fixed Rate
Debt
27.4%
Total Variable Rate
Debt
3.4%
Preferred
4.1%
Equity
65.0%
(2)(4)
(1)
(3)
(1) Based on closing price of $39.12 and shares outstanding of DLR common stock at March 1, 2007
(2) Excludes $2.0 million of unamortized debt premium for 1125 Energy Park Drive & 731 East Trade Street
(3) Unsecured credit facility as of March 1, 2007; will fluctuate based on amount drawn on credit facility from time to time.
(4) Includes $172.5 million of convertible debt
(5) Debt  service coverage ratio is Adjusted EBITDA divided by cash interest expense.  Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges

DIGITAL REALTY TRUST

providing the

foundation for

the digital world

Definition of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs' FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.

Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we confirmed on our Earnings Conference Call held on February 28, 2007 and available on our website at www.digitalrealtytrust.com.

29

DIGITAL REALTY TRUST

Reconciliation of non GAAP items to their closest GAAP
2007 FFO Reconcilliation
(in millions, except per share and unit data)
Low end of
range
High end
of range
$43.10 — $50.40
Plus: Real estate related depreciation and amortization 109.8 — 111.2
Funds from operations $152.90 — $161.20
Less:  Preferred stock dividends -19.2 -19.2
FFO available to common stockholders and unit holders $133.70 — $142.40
FFO per share of common stock and unit outstanding $1.85 — $1.95
Net income before minority interest in operating partnership but after minority interest in consolidated joint ventures
Funds from operations
(1)
Cash interest expense (including discontinued operations)
Q406 Q306 Q405 FY2006 FY2005 Q406 Q306 Q405 FY2006 FY2005
Net income available to common stockholders $2,978 $11,342 $1,157 $17,612 $6,087
Total GAAP interest expense (including
discontinued operations) $14,569 $14,533 $10,988 $52,671 $39,122
Capitalized interest 1,114 917 279 3,851 279
Minority interests in operating partnership including
discontinued operations 1,276 8,464 1,338 12,926 8,268
Change in accrued interest and other
noncash amounts (3,206) (2,590) (1,660) (7,645) (4,345)
Real estate related depreciation and amortization
(2)
28,055 24,454 18,781 90,932 62,171 Cash interest expense $12,477 $12,860 $9,607 $48,877 $35,056
Real estate related depreciation and amortization related
to investment in unconsolidated joint venture 796 - - 796 -
Gain on sale of assets (80) (18,016) - (18,096) -
Funds from operations (FFO) $33,025 $26,244 $21,276 $104,170 $76,526
Funds from operations (FFO) per diluted share $          0.48 $          0.41 $          0.36 $          1.63 $        1.37
Net income per diluted share available to common
stockholders
$          0.06 $          0.30 $          0.04 $          0.47 $        0.25
Funds from operations (FFO) $33,025 $26,244 $21,276 $104,170 $76,526
Non real estate depreciation 118 285 23 511 61
Amortization of deferred financing costs 1,115 916 793 3,763 2,965
Non cash compensation 491 430 335 1,787 481
Loss from early extinguishment of debt 6 40 896 528 1,021
Straight line rents (5,810) (3,856) (4,172) (17,742) (13,023)
Above and below market rent amortization (2,238) (2,837) (632) (7,012) (1,717)
Capitalized leasing compensation (217) (185) (105) (2,054) (781)
Recurring capital expenditures and tenant improvements (2,574) (344) (1,406) (4,160) (2,897)
Capitalized leasing commissions (3,716) (1,523) (1,535) (7,186) (3,051)
Adjusted funds from operations
(1)
$20,200 $19,170 $15,473 $72,605 $59,585
(2) Real estate depreciation and amortization was computed as follows:
Q406 Q306 Q405 FY2006 FY2005
Depreciation and amortization per income statement $28,173 $24,739 $18,040 $89,936 $59,616
Depreciation and amortization of discontinued operations
at 7979 East Tufts Avenue - - 764 1,507 2,616
Non real estate depreciation (118) (285) (23) (511) (61)
$28,055 $24,454 $18,781 $90,932 $62,171
Weighted-average shares outstanding - diluted 69,213 64,397 59,248 63,870 55,761
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of 7979
East Tufts Avenue, a property which we sold on July 12, 2006.